Exhibit 99.906CERT
CERTIFICATION PURSUANT TO
RULE 30a-2(b) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the report of NC SLF Inc. on Form N-CSR for the period ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of NC SLF Inc. does hereby certify, to the best of such officer's knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of NC SLF Inc.

Date:	February 28, 2024

/s/ Kenneth Kencel
Name: Kenneth Kencel
Title: President and Chief Executive Officer

Date:	February 28, 2024

/s/ Shai Vichness
Name: Shai Vichness
Title: Chief Financial Officer and Treasurer